Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 12 — INCOME TAXES

As described in Note 1 — Business Organization, as a result of the IPO and Organizational Transactions, Carvana Co. began consolidating the financial results of Carvana Group. Carvana Group is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, Carvana Group is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Carvana Group is passed through to and included in the taxable income or loss of its members, including Carvana Co., based on its economic interest held in Carvana Group. Carvana Co. was formed on November 29, 2016 and did not engage in any operations prior to the IPO. Carvana Co. is taxed as a corporation and is subject to U.S. federal, state and local income taxes with respect to its allocable share of any taxable income or loss of Carvana Group, as well as any stand-alone income or loss generated by Carvana Co.

Net loss before income taxes was $164.3 million, $93.1 million and $36.8 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had no income tax expense for the years ended December 31, 2017, 2016 and 2015.

A reconciliation of the U.S. federal rate to the Company’s effective income tax rate is as follows (in thousands, except percentages):

	Year Ended December 31,
	2017		2016		2015
	Amount	Percent	Amount	Percent	Amount	Percent
Expected U.S. federal income taxes at statutory rate	$(57,511)	35.0%	$(32,589)	35.0%	$(12,873)	35.0%
Impact of 2017 Tax Cuts and Jobs Act	9,303	(5.7)%	—	—%	—	—%
Loss attributable to non-controlling interests	52,607	(32.0)%	—	—%	—	—%
Valuation allowance	(4,464)	2.7%	—	—%	—	—%
Non-deductible expenses	65	0.0%	—	—%	—	—%
Effect due to LLC flow-through structure	—	—%	32,589	(35.0)%	12,873	(35.0)%
Income tax expense	$—	—%	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the tax basis in an asset or liability and its reported amount under U.S. GAAP. These temporary differences result in taxable or deductible amounts in future years. The components of the Company’s deferred tax assets are as follows (in thousands):

	Year Ended December 31,
	2017	2016
Deferred tax assets:
Investment in Carvana Group	$12,757	$—
Net operating loss carryforwards	3,855	—
Total gross deferred tax assets	16,612	—
Valuation allowance	(16,612)	—
Total deferred tax assets, net of valuation allowance	$—	$—

As of December 31, 2017, the Company had federal and state net operating loss carry forwards of $15.4 million which expire in 2037.

As described in Note 8 — Stockholders' Equity, the Company acquired 3.3 million LLC Units during the year ended December 31, 2017 in connection with exchanges with Existing LLC Unitholders. During the year ended December 31, 2017, the Company recorded a gross deferred tax asset of $20.0 million associated with the basis difference in its investment in Carvana Group related to the acquisition of these LLC Units which is reflected as an increase to additional paid-in capital in the accompanying statements of stockholders' equity.

As described in Note 1 - Business Organization and Note 8 — Stockholders' Equity, Carvana Co. purchased approximately 18.8 million newly-issued LLC Units of Carvana Group in connection with the IPO. The Company recognized a gross deferred tax asset of $0.5 million associated with a portion of the basis difference resulting from this purchase of LLC Units which is reflected as an increase to additional paid-in capital in the accompanying statements of stockholders' equity. The Company has not recorded a deferred tax asset of $43.1 million related to the remaining basis difference associated with this purchase of LLC Units as the difference will only reverse upon the sale of its interest in Carvana Group.

During the year ended December 31, 2017, management performed an assessment of the recoverability of deferred tax assets. Management determined, based on the accounting standards applicable to such assessment, that there was sufficient negative evidence as a result of the Company’s cumulative losses to conclude it was more likely than not that its deferred tax assets would not be realized and has recorded a full valuation allowance of $16.6 million. In the event that management was to determine that the Company would be able to realize its deferred tax assets in the future in excess of their net recorded amount, an adjustment to the valuation allowance would be made which would reduce the provision for income taxes.

On December 22, 2017, the U.S. government enacted tax legislation referred to as the 2017 Tax Cuts and Jobs Act (the “2017 Tax Act”). The 2017 Tax Act reduces the U.S. federal corporate tax rate from the previous rate of 35 percent to 21 percent effective January 1, 2018. The 2017 Tax Act also makes broad and complex changes to the U.S. tax code, including, but not limited to (i) limitations on net operating loss carryforwards created in tax years beginning after December 31, 2017 while also allowing such net operating losses to be carried forward indefinitely; (ii) bonus depreciation allowing full expensing of qualified property; (iii) limitations on the deductibility of certain executive compensation; and, (iv) limitations to the amount of deductible interest.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”) which provides guidance on accounting for the 2017 Tax Act’s impact. SAB 118 provides a measurement period, which in no case should extend beyond one year from the 2017 Tax Act enactment date, during which a company acting in good faith may complete the accounting for the impacts of the 2017 Tax Act under ASC Topic 740, Income Taxes (“ASC 740”). In accordance with SAB 118, the Company must reflect the income tax effects of the 2017 Tax Act in the reporting period in which it completes its analysis. The Company has recorded the impact of the Tax Act on its deferred tax balances related to the change in tax rate. During the year ended December 31, 2017, the Company recorded a decrease in its deferred tax assets of $9.3 million with a corresponding decrease in valuation allowance. SAB 118 allows the Company to refrain from making a decision on certain provisions in the 2017 Tax Act and the Company will continue to review and assess the potential impact of the legislation on its consolidated financial statements factoring in changes due to, among other things, further refinement of the Company's calculations, changes in interpretations and assumptions that the Company has made and additional guidance that may be issued by the U.S. government. The Company will complete its analysis over the one-year measurement period ending December 22, 2018 and any adjustments during that period will be included in the Company’s results of operations as an adjustment to income tax expense in the reporting period when such adjustments are determined.

Tax Receivable Agreement

Carvana Co. expects to obtain an increase in its share of the tax basis in the net assets of Carvana Group when LLC Units are exchanged by the Existing LLC Unitholders and other qualifying transactions. As described in Note 8 - Stockholders' Equity, each change in outstanding shares of Class A common stock results in a corresponding increase or decrease in Carvana Co.'s ownership of LLC Units. The Company intends to treat any exchanges of LLC Units as direct purchases of LLC interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that Carvana Co. would otherwise pay in the future to various taxing authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

In connection with the IPO, the Company entered into a Tax Receivable Agreement (the “TRA”). Under the TRA, the Company generally will be required to pay to the Existing LLC Unitholders 85% of the amount of cash savings, if any, in U.S. federal, state or local tax that the Company actually realizes directly or indirectly (or are deemed to realize in certain circumstances) as a result of (i) certain tax attributes created as a result of any sales or exchanges (as determined for U.S. federal income tax purposes) to or with the Company of their interests in Carvana Group for shares of Carvana Co.'s Class A common stock or cash, including any basis adjustment relating to the assets of Carvana Group and (ii) tax benefits attributable to payments made under the TRA (including imputed interest). The Company expects to benefit from the remaining 15% of any tax benefits that it may actually realize. To the extent that the Company is unable to timely make payments under the TRA for any reason, such payments generally will be deferred and will accrue interest until paid.

If the Internal Revenue Service or a state or local taxing authority challenges the tax basis adjustments that give rise to payments under the TRA and the tax basis adjustments are subsequently disallowed, the recipients of payments under the agreement will not reimburse the Company for any payments the Company previously made to them. Any such disallowance would be taken into account in determining future payments under the TRA and would, therefore, reduce the amount of any such future payments. Nevertheless, if the claimed tax benefits from the tax basis adjustments are disallowed, the Company’s payments under the TRA could exceed its actual tax savings, and the Company may not be able to recoup payments under the TRA that were calculated on the assumption that the disallowed tax savings were available.

The TRA provides that if (i) certain mergers, asset sales, other forms of business combinations, or other changes of control were to occur, (ii) there is a material breach of any material obligations under the TRA; or (iii) the Company elects an early termination of the TRA, then the TRA will terminate and the Company's obligations, or the Company's successor’s obligations, under the TRA will accelerate and become due and payable, based on certain assumptions, including an assumption that the Company would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA and that any LLC Units that have not been exchanged are deemed exchanged for the fair market value of the Company's Class A common stock at the time of termination.

As of December 31, 2017, the Company has concluded, based on applicable accounting standards, that it was more likely than not that its deferred tax assets subject to the TRA would not be realized; therefore, the Company has not recorded a liability related to the tax savings it may realize from utilization of such deferred tax assets. As of December 31, 2017, the total unrecorded TRA liability is approximately $10.9 million. If utilization of the deferred tax assets subject to the TRA becomes more likely than not in the future, the Company will record a liability related to the TRA which will be recognized as expense within its consolidated statements of operations.

Uncertain Tax Positions

Based on the Company's analysis of tax positions taken on income tax returns filed, no uncertain tax positions existed as of December 31, 2017, 2016 and 2015. Carvana Co. was formed in November 2016 and did not engage in any operations prior to the IPO and Organizational Transactions. Carvana Co. was not required to file 2016 tax returns and will file its first tax returns for the tax year 2017, which will be the first year subject to examination by taxing authorities for U.S. federal and state income tax purposes. Carvana Group is treated as a partnership for U.S. federal and state income tax purposes and its tax returns are subject to examination by taxing authorities. Carvana Group has filed income tax returns for years through 2016. These returns are subject to examination by the taxing authorities in the respective jurisdictions, generally for three or four years after they were filed.